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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 1998, included in Ritchie Bros. Auctioneers Incorporated's Rule 424(b) Prospectus dated March 9, 1998.


                                           /s/ KMPG LLP, Chartered Accountants

Richmond, Canada
January 29, 1999